EXHIBIT 99.1
    NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD HOSPITALITY TRUST PROVIDES UPDATE ON
ASSET SALES AND DELEVERAGING PLAN

DALLAS – April 29, 2024 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today announced that it has closed on the sale of the 85-room Hampton Inn in Lawrenceville, Georgia for $8.1 million ($95,300 per key). The sale price represented a 6.0% capitalization rate on trailing 12-month net operating income through March 2024. All of the net proceeds from the sale will be used for general corporate purposes including paying down the Company’s strategic financing.

The Company also announced the transfer of the Company’s possession and control of the hotel properties securing the $180.7 million KEYS A Loan Pool and the $174.4 million KEYS B Loan Pool to a court-appointed receiver. The Company has been fully cooperating with the servicer for a consensual foreclosure or deed in lieu of foreclosure on these properties since July 2023. As a result of the transfer, the Company has no further economic interest in the operations of these hotels:

KEYS A Loan Pool Hotels:
Courtyard Columbus Tipton Lakes – Columbus, IN
Courtyard Old Town – Scottsdale, AZ
Residence Inn Hughes Center – Las Vegas, NV
Residence Inn Phoenix Airport – Phoenix, AZ
Residence Inn San Jose Newark – Newark, CA
SpringHill Suites Manhattan Beach – Hawthorne, CA
SpringHill Suites Plymouth Meeting – Plymouth Meeting, PA

KEYS B Loan Pool Hotels:
Courtyard Basking Ridge – Basking Ridge, NJ
Courtyard Newark Silicon Valley – Newark, CA
Courtyard Oakland Airport – Oakland, CA
Courtyard Plano Legacy Park – Plano, TX
Residence Inn Plano – Plano, TX
SpringHill Suites BWI Airport – Baltimore, MD
TownePlace Suites Manhattan Beach – Hawthorne, CA

“We are pleased with the progress we have made on our deleveraging plan, including the transfer of the KEYS A&B loan pool assets to the receiver,” said Rob Hays, Ashford Trust’s President and Chief Executive Officer. “We continue to have several assets in the market at various stages of the sales process and look forward to providing more updates in the coming weeks.”

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Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.

Forward-Looking Statements
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” “could,” “plan,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside of Ashford Trust’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to raise sufficient capital to pay off our strategic debt; our ability to repay, refinance, or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are made only as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.
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